UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

DUKE ENERGY OHIO, INC.

 (Exact Name of Registrant as Specified in its Charter)

Ohio	1-232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 17, 2012, Duke Energy Corporation (“Duke Energy”) announced that Julie S. Janson, previously President of Duke Energy Ohio, Inc. (“Duke Energy Ohio”) and Duke Energy Kentucky, Inc. (“Duke Energy Kentucky”) will be Executive Vice President and Chief Legal Officer of Duke Energy effective December 17, 2012.  James P. Henning, previously Vice President of Government and Regulatory Affairs for Duke Energy Ohio and Duke Energy Kentucky, will be President of Duke Energy Ohio and Duke Energy Kentucky effective December 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY OHIO, INC.

Date: December 17, 2012	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Vice President, Chief Accounting Officer and Controller